                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934


Check the appropriate box:
/X/   Preliminary Information Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
/ /   Definitive Information Statement
                              Spinrocket.com, Inc.
                (Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
      (1)    Title of each class of securities to which transaction applies:
      (2)    Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)    Proposed maximum aggregate value of transaction:
      (5)    Total fee paid:

/ /   Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)    Amount Previously Paid:
      (2)    Form, Schedule or Registration Statement No.:
      (3)    Filing Party:
      (4)    Date Filed:

                              SPINROCKET.COM, INC.
                               29 WEST 57TH STREET
                                    9TH FLOOR
                            NEW YORK, NEW YORK 10019
                              ---------------------

                 INFORMATION STATEMENT TO STOCKHOLDERS PURSUANT
                     TO THE SECURITIES EXCHANGE ACT OF 1934
                              --------------------

              NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS
                 IS REQUIRED IN CONNECTION WITH THIS INFORMATION
                    STATEMENT. NO PROXIES ARE BEING SOLICITED
                      AND YOU ARE REQUESTED NOT TO SEND THE
                                COMPANY A PROXY.
                              ---------------------

To Our Stockholders:

      This Information Statement is being mailed on or about August 18, 2000 (the "Mailing Date"), to the holders of record of shares of common stock, par value $0.01 per share (the "Common Stock"), of Spinrocket.com, Inc., a Delaware corporation (the "Company"), in order to comply with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14C under the Exchange Act. The purpose of this Information Statement is to inform all stockholders of the approval of the amendment of the Company's Certificate of Incorporation providing for a change in the corporate name from "Spinrocket.com, Inc." to "ConnectivCorp."

      YOU ARE URGED TO READ THIS INFORMATION STATEMENT CAREFULLY. YOU ARE NOT, HOWEVER, REQUIRED TO TAKE ANY ACTION.

      We are not seeking consent, authorization or proxies from you since the Company has obtained the written consent of stockholders holding a sufficient number of shares of the Company's Common Stock. The number of shares of the Company's Common Stock issued and outstanding as of August 1, 2000, was 21,512,623 shares; the number of shares that voted to approve the aforementioned amendment to the Company's Certificate of Incorporation was 10,965,512, representing approximately 51% of the total issued and outstanding shares of the Company's Common Stock. Therefore, no meeting of stockholders will be held. Management is not soliciting proxies in connection with this Information Statement and stockholders are requested not to send proxies to the Company. The Company shall file the amendment to the Company's Certificate of Incorporation (the "Amended Certificate") with the Delaware Secretary of State twenty (20) days after the Mailing Date, which the Company anticipates will be on or about September 7, 2000.

YOUR ATTENTION IS DIRECTED TO THE ENCLOSED INFORMATION STATEMENT.

By Order of the Board of Directors,
Robert Miller, Chief Executive Officer
New York, New York
August 18, 2000

                              SPINROCKET.COM, INC.
                               29 WEST 57TH STREET
                                    9TH FLOOR
                            NEW YORK, NEW YORK 10019
                         ------------------------------

                              INFORMATION STATEMENT
                          -----------------------------

CHANGE OF CORPORATE NAME

      The Company's Board of Directors (the "Board") has approved a proposal to amend the Company's Certificate of Incorporation, such that the corporate name of the Company will change from "Spinrocket.com, Inc." to "ConnectivCorp." The Company has determined to change its corporate name because this new name better describes the Company's current strategic direction. The Company's business model is to facilitate the online connection between targeted, profiled consumers, on the one hand, and marketers desiring to reach those consumers, on the other hand. As its initial focus, the Company has determined to form a new wholly-owned subsidiary, ConnectivHealth Corp., in order to facilitate its connectivity model in the healthcare field. The corporate name change will become effective upon the filing of the Amended Certificate with the Delaware Secretary of State, which the Company anticipates will be on or about
September 7, 2000.

VOTE REQUIRED

      The vote which was required to approve the Amended Certificate was the affirmative vote of the holders of a majority of the Company's voting capital stock. Each holder of the Company's Common Stock is entitled to one (1) vote for each share held. As of August 1, 2000, the Company had issued and outstanding 21,512,623 shares of Common Stock for the purpose of determining stockholders entitled to receive this Information Statement.

VOTE OBTAINED -- SECTION 228 OF THE DELAWARE GENERAL CORPORATION LAW

      Section 228 of the Delaware General Corporation Law (the "Delaware GCL") provides that the written consent of the holders of the outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 242 of the Delaware GCL and the Bylaws of the Company, a majority of the outstanding shares of voting capital stock entitled to vote thereon is required in order to amend the Certificate of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment of the Certificate of Incorporation as early as possible, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority in interest of the voting capital stock of the Company. On August 1, 2000, the holders of 10,965,512 shares of Common Stock, representing approximately 51% of the total issued and outstanding shares of Common Stock, executed written consents approving the Amended Certificate. Accordingly, the Company's stockholders will not be asked to take action on the Amended Certificate at any future meeting.

      Pursuant to Section 228 of the Delaware GCL, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Delaware GCL are afforded to the Company's stockholders as a result of the approval of the Amendment.



ADDITIONAL INFORMATION

      The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any reports, statements or other information filed by the Company at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference rooms. The Company's public filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the SEC at "http://www.sec.gov."

      The Company is "incorporating by reference" a Form 8-K, which the Company will file with the SEC within ten (10) days of the filing of the Amended Certificate with the Delaware Secretary of State. The Form 8-K will contain the complete text of the Amended Certificate. Once the Form 8-K is filed, any stockholder of the Company will be able to obtain copies of such document by contacting the SEC, retrieving copies from the SEC's Internet World Wide Web site or by contacting the Company. You may obtain any current documents mentioned in this Information Statement by requesting them in writing or by telephone to the following: Spinrocket.com, Inc., 29 West 57th Street, 9th Floor, New York, New York 10019, Attention: Corporate Secretary, (212) 583-0300.

      Documents which may be incorporated by reference after the date of this Information Statement are available from the Company without charge, excluding all exhibits unless specifically incorporated by reference as an exhibit to this Information Statement. If you request documents from the Company, they will be mailed to you by first class mail, or other equally prompt means within five business days of the receipt of your request.

By order of the Board of Directors,
Robert Miller, Chief Executive Officer
New York, New York
August 18, 2000